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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-39284) of Telocity Delaware, Inc. of our report dated January 26, 2001, relating to the consolidated financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
March 30, 2001